                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2001

                                  NETZEE, INC.

             (Exact name of registrant as specified in its charter)

           Georgia                        0-27925             58-2488883
---------------------------------      -------------      -------------------
  (State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation or organization)       File Number)      Identification No.)

            6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339
            ---------------------------------------------------------

                    (Address of principal executive offices)
                                 (770) 850-4000
                                 --------------

               (Registrant's telephone number including area code)
                                       N/A
                                       ---

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 2. Acquisition or Disposition of Assets.

Pursuant to the terms of the Asset Purchase Agreement dated February 2, 2001 by and among Netzee, Inc. ("Netzee"), Netcal, Inc., a wholly-owned subsidiary of Netzee ("Netcal"), and The InterCept Group, Inc. ("InterCept"), Netcal sold to InterCept certain of its operating assets and operating liabilities for a total purchase price of approximately $16 million including liabilities assumed of approximately $2 million. Netzee received cash proceeds of approximately
$14 million, of which $250,000 was placed in escrow for indemnification and other purposes. The amount of the consideration was determined based upon arm's length negotiations.

In conjunction with the sale of these assets, Netzee converted its $15 million line of credit with InterCept and its $5 million promissory note with the John
H. Harland Company ("Harland") into a $20 million joint credit facility ($15 million to be funded by InterCept and $5 million to be funded by Harland). The terms of the credit facility remain consistent with the terms of the former line of credit and promissory note, except that both InterCept and Harland now have the right (instead of just InterCept) to enforce the covenants contained in the line of credit agreement.

After settling certain closing and other liabilities and retaining cash for operations, Netzee used approximately $11.8 million of the proceeds from the sale to pay down principal balances on the $20 million revolving credit facility from InterCept and Harland. The revolving credit facility will remain in place, and will be used to fund Netzee's future operations. The amended facility will expire on November 2, 2002. As of February 5, 2001, Netzee had approximately $8.2 million outstanding under this facility.

Netzee will record a loss of approximately $7.5 million on the sale of the Netcal assets.

The assets sold were primarily located in Calabasas Hills, California and were used principally in Netzee's business of developing, marketing and distributing regulatory reporting software and related products and services to financial institutions.

Netzee was formed as a Georgia corporation in August 1999 to be merged with Direct Access Interactive, Inc. ("Direct Access"), a company that was formed in October 1996 to provide Internet and telephone banking products and services. InterCept acquired Direct Access as a wholly-owned subsidiary in March 1999. InterCept currently owns approximately 28% of Netzee's common stock. Netzee's CEO and director Donny R. Jackson is also a director of InterCept. Several of Netzee's directors are also directors of InterCept. Additionally, Netzee has a marketing agreement with InterCept and sublets certain office space from InterCept. InterCept also sublets certain office space from Netzee.

As a result of Netzee's purchase of certain assets from Harland in November 2000, Harland currently owns approximately 16% of Netzee's common stock.

Item 7. Pro Forma Financial Information and Exhibits.

         (a) Pro forma Financial Statements of Business Disposed.

         The following unaudited pro forma condensed consolidated financial statements of Netzee, Inc. giving effect to the disposition described above are provided for the periods stated therein:

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2000

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999

         Notes to Pro Forma Condensed Consolidated Financial Information

         (c) Exhibits.

         Item No.          Exhibit List

            2.1            Asset Purchase Agreement dated February 2, 2001, by and among
                           Netzee, Netcal and InterCept.

           10.1            Amended and Restated Credit Agreement dated as of February 2,
                           2001, by and among Netzee, Harland, and InterCept.

           99.1            Press Release dated February 5, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NETZEE, INC.


Date: February 16, 2001             /s/  Richard S. Eiswirth
                                    -------------------------------------------
                                    Senior Executive Vice President, Chief
                                    Financial Officer and Secretary
                                    (Principal Financial Officer and
                                    Duly Authorized Officer)


Date: February 16, 2001             /s/ Jarett J. Janik
                                    -------------------------------------------
                                     Vice President and Controller
                                    (Principal Accounting Officer)

                                  EXHIBIT LIST

         Exhibit No.       Description
                           -----------
         Item No.          Exhibit List

         2.1 Asset Purchase Agreement dated February 2, 2001, by and among Netzee, Netcal and InterCept.

         10.1              Amended and Restated Credit Agreement dated as of
                           February 2, 2001, by and among Netzee, Harland, and InterCept.

         99.1              Press Release dated February 5, 2001.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 2000

                                                                                  PRO FORMA             PRO FORMA
                                                               HISTORICAL        ADJUSTMENTS        SEPTEMBER 30, 2000
                                                              ------------       ------------       ------------------

                  ASSETS
CURRENT ASSETS:
          Cash and cash equivalents                           $  5,254,925       $ 14,100,000 (a)       $  7,554,925
                                                                                  (11,800,000)(b)
          Accounts receivable, net                               2,425,557           (845,876)(c)          1,579,681
          Leases receivable, current                               419,435                                   419,435
          Prepaids and other current assets                        788,859           (100,805)(c)            688,054
                                                              ------------                              ------------

               Total current assets                              8,888,776                                10,242,095
                                                              ------------                              ------------

PROPERTY AND EQUIPMENT, net                                      9,634,805            (35,524)(c)          9,599,281


LEASES RECEIVABLE, NET OF CURRENT                                1,573,652                                 1,573,652

OTHER ASSETS:
          Intangible assets, net                               108,747,312        (26,312,024)(c)         82,435,288
          Deposits and other long-term assets                      170,198            (13,001)(c)            157,197
                                                              ------------                              ------------
               Total other assets                              108,917,510                                82,592,485
                                                              ------------                              ------------
                Total assets                                  $129,014,743                              $104,007,513
                                                              ============                              ============


                                                                                  PRO FORMA              PRO FORMA
                                                              HISTORICAL         ADJUSTMENTS        SEPTEMBER 30, 2000
                                                             -------------      -------------       ------------------

   LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:

    Accounts payable and accrued liabilities                 $   4,380,296      $    (273,496)(c)      $   4,356,800
                                                                                      250,000 (d)
    Deferred revenue                                             6,255,734         (3,069,058)(c)          3,186,676
    Notes payable                                                  134,232                                   134,232
    Other current liabilities                                      415,534                                   415,534
                                                             -------------                             -------------
        Total current liabilities                               11,185,796                                 8,093,242

NONCURRENT LIABILITIES:
    Deferred revenue, net of current                             1,466,943                                 1,466,943
    Related party loans                                         15,000,000         (6,800,000)(b)          8,200,000
    Long-term debt, net of current maturities                    6,507,500         (5,000,000)(b)          1,507,500
                                                             -------------                             -------------
        Total liabilities                                       34,160,239                                19,267,685

SHAREHOLDERS' EQUITY:
       Preferred stock, no par value, Series A 8%
       convertible, 5,000,000 shares authorized,
       500,000 shares issued and outstanding at
       September 30, 2000                                        6,500,000                                 6,500,000
       Common stock, no par value, 70,000,000 shares
       authorized 22,028,083 shares issued and
       outstanding at September 30, 2000                       176,021,418                               176,021,418

       Notes receivable from shareholders                       (3,122,972)                               (3,122,972)

       Deferred stock compensation                              (6,201,621)                               (6,201,621)

       Accumulated deficit                                     (78,342,321)       (10,114,676)(e)        (88,456,997)
                                                             -------------                             -------------

             Total shareholders' equity                         94,854,504                                84,739,828
                                                             -------------                             -------------
                Total liabilities and shareholders'          $ 129,014,743                             $ 104,007,513
                                                             =============                             =============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                        PRO FORMA
                                                                                                       FOR THE YEAR
                                                                                    PRO FORMA             ENDED
                                                                  HISTORICAL(1)    ADJUSTMENTS      DECEMBER 31, 1999
                                                                  -------------    -----------      -----------------

REVENUES:
     Monthly maintenance and service                              $  1,770,674        (222,019)(f)     $  1,548,655
     License, hardware, implementation and other                       579,239                              579,239
                                                                  ------------                         ------------
          Total revenues                                             2,349,913                            2,127,894
                                                                  ------------                         ------------
COSTS AND EXPENSES:
     Costs of services, license, hardware,
       implementation and maintenance                                1,958,318         (50,562)(f)        1,907,756
     Selling general and administrative expenses                     4,481,635         (74,969)(f)        4,406,666
     Stock based compensation expense                                4,591,888                            4,591,888
     Depreciation and amortization                                  13,056,016        (541,740)(f)       12,514,276
                                                                  ------------                         ------------
          Total operating expenses                                  24,087,857                           23,420,586
                                                                  ------------                         ------------
OPERATING LOSS                                                     (21,737,944)                         (21,292,692)
INTEREST EXPENSE (INCOME), net                                         673,972                              673,972
EXTRAORDINARY LOSS                                                  (4,518,760)                          (4,518,760)
                                                                  ------------                         ------------
INCOME BEFORE TAXES                                                (26,930,676)                         (26,485,424)
PREFERRED DIVIDENDS                                                    (24,200)                             (24,200)
                                                                  ------------                         ------------
 NET (LOSS) INCOME                                                $(26,954,876)                        $(26,509,624)
                                                                  ============                         ============

 BASIC AND DILUTED NET LOSS PER SHARE                             $      (2.34)                        $      (2.30)
                                                                  ============                         ============

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING                                                        11,542,034                           11,542,034
                                                                  ============                         ============


(1) The results of operations for the predecessor Direct Access from January 1, 1999 to February 28, 1999 and the results of operations for Netzee for the period from March 1, 1999 to December 31, 1999 have been combined for these proforma statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                                     PRO FORMA
                                                                                                FOR THE NINE MONTHS
                                                                                PRO FORMA              ENDED
                                                              HISTORICAL       ADJUSTMENTS       SEPTEMBER 30, 2000
                                                             ------------      ------------     -------------------

REVENUES:
      Monthly maintenance and service                        $ 11,508,301        (4,009,862)(f)     $  7,498,439
      License, hardware, implementation and other               1,041,964            (5,074)(f)        1,036,890
                                                             ------------                           ------------
          Total revenues                                       12,550,265                              8,535,329
                                                             ------------                           ------------
COSTS AND EXPENSES:
     Costs of services, license, hardware,
       implementation and maintenance                           6,307,590          (903,378)(f)        5,404,213
     Selling general and administrative expenses               14,818,968        (1,101,216)(f)       13,717,752
     Stock based compensation expense                           2,345,591                --            2,345,591
     Depreciation and amortization                             39,518,414        (8,920,498)(f)       30,597,916
                                                             ------------                           ------------
               Total operating expenses                        62,990,563                             52,065,472
                                                             ------------                           ------------
OPERATING LOSS                                                (50,440,298)                           (43,530,143)
INTEREST EXPENSE (INCOME), net                                    579,037                                579,037
                                                             ------------                           ------------
INCOME BEFORE TAXES                                           (51,019,335)                           (44,109,180)
PREFERRED DIVIDENDS                                              (390,000)                              (390,000)
                                                             ------------                           ------------
 NET (LOSS) INCOME                                           $(51,409,335)                          $(44,499,180)
                                                             ============                           ============

 BASIC AND DILUTED NET LOSS PER SHARE                        $      (2.39)                          $      (2.07)
                                                             ============                           ============

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING                                                   21,475,349                             21,475,349
                                                             ============                           ============

Notes to Pro Forma Consolidated Financial Information

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2000, was prepared as if the sale occurred on such date. The following unaudited condensed consolidated statements of operations give effect to the sale as of the beginning of the periods presented. The unaudited pro forma condensed consolidated statements of operations do not purport to represent what our results of operations actually would have been if the sale had occurred as of such date or what such results will be for any future periods. The unaudited pro forma condensed consolidated financial statements are derived from our historical financial statements and the assumptions and adjustments described in the accompanying notes. We believe that all adjustments necessary to present fairly such unaudited financial information have been made. The unaudited pro forma financial data should be read in conjunction with the accompanying notes thereto.

(a)      Reflects the approximate net cash proceeds from the assets sold.
(b) Reflects the cash proceeds from the assets sold that were used to pay down the credit facility and reflects the conversion of the $5 million promissory note from Harland to participation in $20 million credit facility.
(c) Reflects the elimination of the carrying value of the assets and liabilities sold net of the loss on the sale.
(d)      Reflects the accrual for costs incurred on the sale of the assets.
(e) Reflects the elimination of the accumulated deficit related to the assets sold net of the loss on the sale.
(f) Reflects the elimination of the income and expenses related to the assets sold.